Supplement to the John Hancock Institutional Series Trust dated July 1, 1998



                      JOHN HANCOCK DIVIDEND PERFORMERS FUND

The trustees of John Hancock Dividend Performers Fund approved the termination of the funds subadviser, John Hancock Sovereign Asset Management Corporation as of December 31, 1998.

This termination will not change the funds present portfolio management team lead by John F. Snyder III. Mr. Snyder is presently officers of John Hancock Advisers, Inc. (the "Adviser") and the rest of the team will become employees of the Adviser on January 1, 1999.



                          JOHN HANCOCK GLOBAL BOND FUND

Effective January 4, 1999, John Hancock Global Bond Fund will be closed to all new accounts and subsequent investments..